UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________________

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 8, 2007

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-644-2	13-1815595
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

300 Park Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Mr. Howard B. Wentz, Jr., one of the independent directors of the Board of Directors of the Company, age 77, will not stand for re-election to the Board of Directors of the Company at the Annual Meeting of Stockholders to be held on May 3, 2007, in light of his desire to retire as a director at the end of his current term.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On March 8, 2007, the Board of Directors of Colgate-Palmolive Company (the “Company”) adopted amendments to Articles 4, 7(B) and 12(C) of the Colgate-Palmolive Company By-Laws to provide for a majority voting standard for the election of directors in uncontested elections instead of the plurality voting standard previously in the By-Laws. In 2006, the Company adopted a governance guideline relating to majority voting in director elections.

     Under the majority voting standard now set forth in the By-Laws, nominees for directors must receive more than 50% of the votes cast to be elected. Abstentions will not be included as votes cast.

     The amended By-Laws require director nominees who do not receive a majority of the votes cast to promptly tender their resignation to the Board of Directors in accordance with an agreement that each nominee for election as a director is required to sign to be eligible for election or re-election as a director. The governance committee of the Board (the “Committee”) will make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation or to take other action. The Board of Directors is required to act on the tendered resignation, taking into account the Committee’s recommendation, and to publicly disclose its decision and rationale within 90 days from the date of certification of the election results.

     To the extent that one or more directors’ resignations are accepted by the Board, or if a nominee who is not an incumbent director is not elected, then the Board in its discretion may determine either to fill such vacancy or vacancies or to reduce the size of the Board. In the case of a contested election, directors are elected by plurality vote.

      The By-Laws as amended became effective immediately upon their adoption by the Board. A copy of the amended By-Laws is attached as an exhibit to this Current Report on Form 8-K.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: March 9, 2007	By: /s/ ANDREW D. HENDRY
Name: Andrew D. Hendry
	Title:	Senior Vice President, General Counsel and
Secretary

Exhibit Number	Description

99	Colgate-Palmolive Company By-Laws, as amended through March 8, 2007

EXHIBIT INDEX

Exhibit Number	Description

99	Colgate-Palmolive Company By-Laws, as amended through March 8, 2007